UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

810 Andrews Avenue, Delray Beach, Florida 33483
(Address of principal executive offices)

(561) 450-7679
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Private Offering

On May 31, 2018, Ethema Health Corporation, a Colorado corporation (the “Company”) closed a private offering (the “Private Offering”) in which it raised $1,450,000 in capital from 4 accredited investors through the issuance to the investors of the Company’s Series N Convertible Notes, in the total original principal amount of $1,450,000, which Notes are convertible into the Company’s common stock at a conversion price of $0.08 per share (the “Notes”) together with Warrants to purchase up to a total of 18,125,000 shares of the Company’s common stock at an exercise price of $0.12 per share the (“Warrants”). Both the conversion price under the Notes and the exercise price under the Warrants are subject to standard adjustment mechanisms. The Notes mature on November 30, 2018, and the Warrants are exercisable until May 31, 2021.

The Note and Warrants were offered and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act, as provided in Rule 506 of Regulation D promulgated thereunder, and under exemptions from registration under applicable Canadian securities laws. The Note and Warrants, and the shares of common stock issuable upon exercise and/or conversion thereof, have not been registered under the Securities Act, or any other applicable securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act.

The foregoing description of the Note and Warrant does not purport to be complete and is qualified in its entirety by reference to the form of Note and Warrant, copies of which are attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.”

Lease Transaction

On May 23, 2018, the Company entered into a Lease Agreement (the “Lease”) pursuant to which it leased from AREP 54000 East Avenue LLC, a Delaware limited liability company (the “Landlord”), the premises located at 5400, 5402, and 5410 East Avenue, West Palm Beach, Florida (the “Property”). The Lease has an initial term of 10 years, and provides for 2 additional 10 year extensions. The Company was previously under agreement to purchase the Property from the Landlord. The Property is presently used as a rehabilitation treatment center. The current tenant at the property, Alternatives in Treatment, LLC, a Florida limited liability company, consented to the Lease and concurrent with the execution of the Lease entered into a Sublease Agreement with the Company (the “Sublease”).

The foregoing description of the Lease and Sublease does not purport to be complete and is qualified in its entirety by reference to the Lease and Sublease, copies of which are attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under the heading Private Offering in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under the heading Private Offering in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. In acquiring the Notes and Warrants, the Investors made representations to the Company that they met the accredited investor definition of Rule 501 of the Securities Act, or related definitions applicable Canadian securities laws, and the Company relied on such representations.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits. The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Convertible Note
10.2	Warrant Agreement
10.3	Lease Agreement dated May 23, 2018.
10.4	Sublease Agreement dated May 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO